UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

Enphys Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40879	87-2010879
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Wall Street 20th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

(646) 854-6565
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	NFYS.U	New York Stock Exchange

Class A ordinary shares, par value $0.0001 per share	NFYS	New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one share of Class A ordinary shares at an exercise price of $11.50	NFYS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

First Amendment to the 2023 Promissory Note

On March 1, 2024, Enphys Acquisition Corp. (the “Company”) and Enphys Acquisition Sponsor LLC, a Delaware limited liability company (the “Payee”) entered into a First Amendment to Promissory Note (the “Amendment”) to amend the promissory note issued by the Company to Payee on October 30, 2023 (the “2023 Promissory Note”) as described in the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on October 30, 2023. The Amendment extends the date on which the 2023 Promissory Note will terminate and all related indebtedness under the 2023 Promissory Note will be deemed canceled if an initial business combination has not occurred from July 1, 2024 to December 31, 2024.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to (1) the full text of the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference and (2) the full text of the 2023 Promissory Note, a copy of which is filed with the Current Report on Form 8-K filed by the Company with the SEC on October 30, 2023 as Exhibit 10.1 and is incorporated herein by reference.

Variable Rate Promissory Note

On March 31, 2024, the Company issued a promissory note (the “Variable Rate Promissory Note”) to the Payee, pursuant to which the Company may borrow an aggregate of $100,000 from the Payee in order to fund costs and expenses related to the Company’s daily operations and due diligence in connection with a potential business combination and which the Company shall repay on the date on which the Company consummates an initial business combination. If the Company has not consummated an initial business combination on or prior to December 31, 2024, then Payee shall have no recourse against the Company and all outstanding amounts of principal and accrued and unpaid interest payable under the Variable Rate Promissory Note shall immediately terminate and all related indebtedness shall be deemed cancelled. Under the terms of the Variable Rate Promissory Note, the Company may request from time to time prior to the maturity date, up to $100,000 in drawdowns on the principal (each, a “Drawdown Request”). Each Drawdown Request must state the amount to be drawn down, and must not be an amount less than $10,000 unless agreed upon by the Company and the Payee. Payee shall fund each Drawdown Request no later than (3) business days after receipt of a Drawdown Request; provided, however, that the maximum amount of drawdowns outstanding under the Variable Rate Promissory Note at any time may not exceed $100,000. No fees, payments or other amounts shall be due to the Payee in connection with, or as a result of, any Drawdown Request by the Company. The interest rate applicable to drawdowns pursuant to the Variable Rate Promissory Note is equal to Term SOFR (as defined in the Variable Rate Promissory Note) for the Interest Period (as defined in the Variable Rate Promissory Note) plus 300 basis points (3%) per annum. The Variable Rate Promissory Note may be accelerated upon the occurrence of an Event of Default (as defined in the Variable Rate Promissory Note to include the failure to make required payments, voluntary bankruptcy and involuntary bankruptcy).

The foregoing description of the Variable Rate Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Variable Rate Promissory Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

The issuance of the Variable Rate Promissory Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Fixed Rate Promissory Note

On March 1, 2024, the Company issued a promissory note (the “Fixed Rate Promissory Note”) to the Payee, pursuant to which the Company may borrow an aggregate of $100,000 from the Payee in order to fund costs and expenses related to the Company’s daily operations and due diligence in connection with a potential business combination and which the Company shall repay on the date on which the Company consummates an initial business combination. If the Company has not consummated an initial business combination on or prior to December 31, 2024, then Payee shall have no recourse against the Company and all outstanding amounts of principal and accrued and unpaid interest payable under the Fixed Rate Promissory Note shall immediately terminate and all related indebtedness shall be deemed cancelled. Under the terms of the Fixed Rate Promissory Note, the Company may request from time to time prior to the maturity date, up to $100,000 in drawdowns on the principal (each, a “Drawdown Request”). Each Drawdown Request must state the amount to be drawn down, and must not be an amount less than $10,000 unless agreed upon by the Company and the Payee. Payee shall fund each Drawdown Request no later than (3) business days after receipt of a Drawdown Request; provided, however, that the maximum amount of drawdowns outstanding under the Fixed Rate Promissory Note at any time may not exceed $100,000. No fees, payments or other amounts shall be due to the Payee in connection with, or as a result of, any Drawdown Request by the Company. The interest rate applicable to drawdowns pursuant to the Fixed Rate Promissory Note is equal to twelve percent (12%) for the Interest Period (as defined in the Fixed Rate Promissory Note) per annum. The Fixed Rate Promissory Note may be accelerated upon the occurrence of an Event of Default (as defined in the Fixed Rate Promissory Note to include the failure to make required payments, voluntary bankruptcy and involuntary bankruptcy).

The foregoing description of the Fixed Rate Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Fixed Rate Promissory Note, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

The issuance of the Fixed Rate Promissory Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to 2023 Promissory Note, dated as of March 1, 2024.

10.2	Variable Rate Promissory Note, dated as of March 1, 2024 and issued to Enphys Acquisition Sponsor LLC

10.3	Fixed Rate Promissory Note, dated as of March 1, 2024 and issued to Enphys Acquisition Sponsor LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2024

ENPHYS ACQUISITION CORP.

	By:	/s/ Jorge de Pablo
	Name:	Jorge de Pablo
	Title:	Chief Executive Officer